                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7460

Exact name of registrant as specified in charter:
Delaware Investments Dividend and Income Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2003

Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
CLOSED-END





Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE INVESTMENTS
              DIVIDEND AND INCOME FUND, INC.




















[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                       1
-------------------------------------------------------------------
PERFORMANCE SUMMARY                                               3
-------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                         5

  Statement of Operations                                        10

  Statements of Changes in Net Assets                            11

  Statement of Cash Flows                                        11

  Financial Highlights                                           12

  Notes to Financial Statements                                  13
-------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                   16
-------------------------------------------------------------------
BOARD OF DIRECTORS/OFFICERS                                      17
-------------------------------------------------------------------





















Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2004 Delaware Distributors, L.P.

Portfolio                    Delaware Investments Dividend and Income Fund, Inc.
  MANAGEMENT REVIEW          December 10, 2003


Fund Managers

Damon J. Andres
Senior Portfolio Manager
Equities

Nancy M. Crouse
Senior Portfolio Manager
Equities

Timothy L. Rabe
Senior Portfolio Manager
Fixed Income

Q: How did the Fund perform relative to its benchmark for the 12-month period ended November 30, 2003?
A: Delaware Investments Dividend and Income Fund, Inc. gained +27.13% (at net asset value with distributions reinvested) for the fiscal year. In comparison, its benchmark, the Standard & Poor's (S&P) 500 Index, gained +15.08% for the same time period. The Fund's peer group, as measured by the Lipper Closed-End Income and Preferred Stock Funds Average, rose +23.93% for the fiscal year.

Q: How would you describe your equity outlook at the beginning of the fiscal year?
A: Our outlook for common stocks (excluding real estate investment trusts, or REITs), which represents 58% of net assets at the onset of the fiscal year, was generally optimistic. We believed the economic recovery would likely gather steam in 2003, to the benefit of corporate profitability. We also experienced an environment marked by attractive stock valuations, which favors our value-oriented style of investing.

Q: How would you describe your equity investment strategy during the fiscal year?
A: We favored market sectors such as financials. We viewed J.P. Morgan Chase as a sound holding, given its strong balance sheet and a dividend yield that we believe was both robust and durable. We also leaned our security weightings toward economically-sensitive companies, such as Weyerhaeuser. The producer of wood-related products also generated an attractive income stream and was well positioned, in our opinion, to benefit from the economy's improvement.

Q: Did any common stocks within the Fund underperform relative to your expectations?
A: Some of our healthcare positions turned in performances that we believe did not reflect the quality of their underlying companies. We credit this circumstance, in part, to investor uncertainty regarding proposed changes in Medicare legislation, as well as concerns regarding patent expirations.

Q: How might the passage of new tax legislation in May 2003 impact the Fund's stock holdings?
A: Beyond the relatively immediate effect of lowering the tax rate assessed against dividends for most taxpayers, we believe the legislation dovetails nicely into the trend among corporate leaders for greater managerial and fiscal discipline, as well as their attempt to re-orient how investors are rewarded. The 1990s saw companies use earnings to buy back their stock, in an attempt to increase price through reduced supply. Of late, we have witnessed more companies turning to dividends -- either by starting a dividend or increasing an existing dividend -- as a primary means of returning profits to investors.

Q: What caused high-yield bonds to perform as they did for the 12-month period?
A: A primary cause for the high-yield bond market rebound was the Federal Reserve's push to add liquidity to the economy. By lowering short-term interest rates, the Fed attempted to provide incentive for greater bank lending, which in turn puts more money to work in the economy and tends to foster economic expansion. When the prospects for a stronger economy became apparent, investors directed their assets toward securities that particularly benefit from such an environment, including high-yield corporate bonds -- and high-yield bond mutual funds. High-yield bonds also benefited from generally improving operational conditions throughout the business community. Companies issuing high-yield bonds tended to extend their debt and experienced declining default rates, from as high as double-digit levels to roughly the five-to-six percent range of late.

Q: How did you manage the Fund's high-yield bond allocation during the fiscal year?
A: We saw no reason to alter the manner in which we strategically managed the portfolio during the 12-month period. We continued to focus on the lower-rated securities within this asset class, given the availability of attractive yields, as well as the general prospect for rising bond prices. Compared to our high-yield benchmark, the Citigroup High Yield Cash Pay Index, we tended to hold a greater weighting in utility bonds, due in part to the presence of "fallen angels" -- high-grade bonds that were downgraded to high-yield status. Given Delaware's strong commitment to fundamental research capabilities, we believe we could identify attractive candidates for acquisition among such bonds.

Q: Please describe some high-yield securities that impacted Fund performance during the 12-month period.
A: High-yield issues that provided sound positive performance for the Fund included Charter Communications. While our overall return was strong, we held some underperforming securities, too. One was DiGiorgio Foods, which declined in value after losing one of its larger customers.

Q: How did real estate investment trusts (REITs) impact Fund performance during the fiscal year?
A: As an asset class, REITs turned in a strong performance. Specifically, the Fund benefitted from its exposure to the retail sector, which included General Growth Properties. We also gained a measure of performance versus our REIT benchmark by being less heavily weighted in the multi-family sector, where apartment vacancies rose during the 12-month period. Conversely, the Fund lost performance with its overweighting in the travel sector, a position we developed in anticipation of speedy economic recovery but which suffered from industry volatility. Performance was also impeded somewhat from an overweighting in the office sector. Like the multi-family sector, this area of the REIT market suffered from falling occupancy rates.

Q: What role did convertible securities play for the 12-month period?
A: As a percentage of net assets, convertible securities represent a smaller portion of your Fund. However, we believe they play a beneficial role in adding diversification to the portfolio, as well as generating income and offering capital appreciation potential. Our approach to managing the portfolio's convertible securities did not change over the 12-month period. Our research focused on identifying companies selling at attractive valuations that feature strong cash flows and balance sheets. Convertible securities' performance within the Fund was in line with the broad equity market, yet with less volatility and a greater income stream.

Delaware
  INVESTMENTS DIVIDEND AND INCOME FUND, INC.

Fund Basics                                         Fund Performance
As of November 30, 2003                             Average Annual Total Returns
------------------------------------------------    Through November 30, 2003      Lifetime    10 Years    Five Years     One Year
Fund Objectives:                                    --------------------------------------------------------------------------------
The Fund seeks to achieve high current income.      At Market Price                +8.59%       +9.12%       +3.86%       +30.20%
Capital appreciation is a secondary objective.
------------------------------------------------    At Net Asset Value             +9.15%       +8.69%       +5.34%       +27.13%
Total Fund Net Assets:                              --------------------------------------------------------------------------------
$150.59 million
------------------------------------------------    Returns reflect reinvestment of all distributions. Shares of the Fund were
Number of Holdings:                                 initially offered with a sales charge of 6.0%. Performance since inception does
244                                                 not include the sales charge or any brokerage commissions for purchases made
------------------------------------------------    since inception. Past performance is not a guarantee of future results.
Fund Start Date:
March 26, 1993                                      The performance table and graphs on the following page do not reflect the
------------------------------------------------    deduction of taxes the shareholder would pay on Fund distributions or
Your Fund Managers:                                 redemptions of Fund shares.
Damon J. Andres earned a bachelor's degree in
business administration with an emphasis in
finance and accounting from the University of
Richmond. Prior to joining Delaware Investments
in 1994, Mr. Andres performed
investment-consulting services with Cambridge
Associates, Inc. in Arlington, Virginia. Mr.
Andres is a CFA charterholder.

Nancy M. Crouse has a bachelor's degree from Lafayette College and an MBA from the University of Pittsburgh. She is the consumer growth and consumer staples team leader, a member of the portfolio review team and a co-manager of open- and closed-end mutual funds. Ms. Crouse began her career in finance at Philadelphia National
Bank. Before joining Delaware Investments in
1993, she served as Vice President at CoreStates
Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder and a member of the Philadelphia Society of Financial Analysts.

Timothy L. Rabe is Senior Vice-President/Senior
Portfolio Manager of Delaware's high-yield
funds. Mr. Rabe received a bachelor's degree in
finance from the University of Illinois. Prior
to joining Delaware Investments in 2000, Mr.
Rabe was a high-yield portfolio manager for
Conseco Capital Management. Before that, he
worked as a tax analyst for The Northern Trust
Company. Mr. Rabe is a CFA charterholder.
------------------------------------------------
NYSE Symbol:
DDF

Market Price vs. Net Asset Value
November 30, 2002 through November 30, 2003

-- Delaware Investments Dividend and Income Fund, Inc. @ Market Price -- Delaware Investments Dividend and Income Fund, Inc. @ NAV


              Delaware Investments Dividend &
                   Income Fund, Inc.-            Delaware Investments Dividend &
                      Market Price                   Income Fund, Inc.- NAV
11/30/02                $10.02                            $10.14
12/31/02                $11.15                             $9.94
 1/31/03                $10.59                             $9.72
 2/28/03                $10.71                             $9.52
 3/31/03                $10.78                             $9.72
 4/30/03                $12.05                            $10.49
 5/31/03                $12.20                            $10.83
 6/30/03                $12.95                            $10.99
 7/31/03                $13.40                            $11.09
 8/31/03                $11.76                            $11.11
 9/30/03                $11.18                            $11.21
10/31/03                $11.65                            $11.50
11/30/03                $11.84                            $11.78

Past performance is not a guarantee of future results.


Performance of a $10,000 Investment
November 30, 1993 through November 30, 2003

-- Delaware Investments Dividend and Income Fund, Inc. @ Market Price
-- Delaware Investments DIvidend and Income Fund, Inc. @ NAV
-- Lipper Closed-End Income and Preferred Stock Funds Average @ NAV
-- Lipper Closed-End Income and Preferred Stock Funds Average @ Market Price

Delaware Investments Dividend & Income Fund - Peformance of $10,000 investment chart

                                      Delaware Investments                                    Lipper Closed-end
                Delaware Investments    Dividend & Income        Lipper Closed-end           Income & Preferred
                  Dividend & Income    Fund, Inc. @ Market       Income & Preferred      stock funds avg @ (Market
                  Fund, Inc. @ NAV            Price            stock funds avg @ (NAV)               Price)
 11/30/93            $10,000                 $10,000                   $10,000                      $10,000
 11/30/94            $ 9,540                 $ 9,277                   $ 9,562                      $ 8,704
 11/30/95            $11,517                 $11,940                   $11,509                      $11,205
 11/30/96            $13,948                 $15,603                   $12,892                      $12,742
 11/30/97            $17,744                 $18,464                   $14,980                      $14,426
 11/30/98            $17,723                 $19,997                   $16,130                      $15,809
 11/30/99            $16,341                 $14,691                   $15,363                      $13,701
 11/30/00            $16,532                 $17,597                   $16,544                      $14,933
 11/30/01            $18,519                 $22,912                   $17,798                      $18,902
 11/30/02            $18,082                 $18,563                   $16,665                      $18,110
 11/30/03            $22,595                 $24,169                   $18,864                      $22,444

Chart assumes $10,000 invested on November 30, 1993, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Returns plotted were as of the last day of each month shown. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS              November 30, 2003

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Common Stock - 77.15%
Aerospace & Defense - 1.10%
  Raytheon                                                59,800     $ 1,657,058
                                                                     -----------
                                                                       1,657,058
                                                                     -----------
Automobiles & Automotive Parts - 1.13%
  General Motors                                          39,900       1,706,922
                                                                     -----------
                                                                       1,706,922
                                                                     -----------
Banking, Finance & Insurance - 11.47%
  Bank of America                                         34,100       2,572,163
  Friedman Billings Ramsey Group                          98,995       2,113,543
  J.P. Morgan Chase                                       44,700       1,580,592
  Keycorp                                                 72,300       2,009,217
  Mellon Financial                                        85,100       2,450,880
  Morgan Stanley                                          57,300       3,167,544
  Wells Fargo                                             41,900       2,402,127
  XL Capital Ltd. Class A                                 13,000         977,600
                                                                     -----------
                                                                      17,273,666
                                                                     -----------
Business Services - 1.10%
+++Fieldstone Investments 144A                           100,000       1,650,000
                                                                     -----------
                                                                       1,650,000
                                                                     -----------
Cable, Media & Publishing - 1.21%
  Gannett                                                 21,100       1,827,260
                                                                     -----------
                                                                       1,827,260
                                                                     -----------
Chemicals - 3.93%
  Air Products & Chemicals                                45,200       2,166,888
  Dow Chemical                                           100,000       3,755,000
                                                                     -----------
                                                                       5,921,888
                                                                     -----------
Computers & Technology - 1.06%
  Pitney Bowes                                            40,000       1,590,000
                                                                     -----------
                                                                       1,590,000
                                                                     -----------
Consumer Products - 2.49%
  Kimberly-Clark                                          39,000       2,114,580
  Procter & Gamble                                        17,000       1,636,080
                                                                     -----------
                                                                       3,750,660
                                                                     -----------
Electronics & Electrical Equipment - 1.01%
  Emerson Electric                                        25,000       1,526,000
                                                                     -----------
                                                                       1,526,000
                                                                     -----------
Energy - 4.55%
  ChevronTexaco                                           28,000       2,102,800
  ConocoPhillips                                          23,385       1,326,865
  Exxon Mobil                                             40,000       1,446,800
  Kerr-McGee                                              45,300       1,902,147
++Petro Geo Services ADR                                   1,989          73,604
                                                                     -----------
                                                                       6,852,216
                                                                     -----------
Food, Beverage & Tobacco - 6.23%
  General Mills                                           58,900       2,651,089
  Heinz (H.J.)                                            60,700       2,191,270
  Kellogg                                                 61,500       2,199,855
  PepsiCo                                                 48,600       2,338,632
                                                                     -----------
                                                                       9,380,846
                                                                     -----------
Healthcare & Pharmaceuticals - 6.20%
  Abbott Laboratories                                     35,000       1,547,000
  Biomet                                                  62,100       2,221,317
  Bristol-Myers Squibb                                    91,500       2,411,025

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
++Medco Health Solutions                                   3,714     $   135,301
  Merck & Co.                                             30,800       1,250,480
  Wyeth                                                   45,100       1,776,940
                                                                     -----------
                                                                       9,342,063
                                                                     -----------
Industrial Machinery - 1.62%
  Caterpillar                                             32,000       2,433,600
                                                                     -----------
                                                                       2,433,600
                                                                     -----------
Investment Companies - 1.71%
  Gladstone Capital                                      120,300       2,578,029
                                                                     -----------
                                                                       2,578,029
                                                                     -----------
Paper & Forest Products - 1.75%
  International Paper                                     40,000       1,488,400
  Weyerhaeuser                                            20,000       1,140,000
                                                                     -----------
                                                                       2,628,400
                                                                     -----------
Real Estate - 24.11%
  AMB Property                                            65,600       2,063,776
  Apartment Investment & Management                       55,200       1,879,560
  AvalonBay Communities                                   22,300       1,065,940
  Camden Property Trust                                   54,900       2,307,996
  Duke Realty                                             87,000       2,679,600
 *Equity Office Properties Trust                          95,800       2,656,534
  Equity One                                               2,700          46,305
  General Growth Properties                               37,844       3,050,226
  Liberty Property Trust                                  62,470       2,363,240
  Pan Pacific Retail Properties                           61,400       2,852,030
  Prentiss Properties Trust                               76,272       2,421,636
  Ramco-Gershenson Properties                            118,500       3,086,925
  Reckson Associates Realty                               91,520       2,196,480
  Simon Property Group                                    92,500       4,389,125
  Starwood Hotels & Resorts Worldwide                     76,200       2,626,614
  Sun Communities                                         16,600         622,998
                                                                     -----------
                                                                      36,308,985
                                                                     -----------
Retail - 0.16%
*++Kmart Holdings                                          7,768         236,536
                                                                     -----------
                                                                         236,536
                                                                     -----------
Telecommunications - 1.73%
  BellSouth                                               60,000       1,561,800
  Verizon Communications                                  31,720       1,039,464
                                                                     -----------
                                                                       2,601,264
                                                                     -----------
Transportation & Shipping - 1.52%
  Union Pacific                                           36,000       2,292,480
                                                                     -----------
                                                                       2,292,480
                                                                     -----------
Utilities - 3.07%
  Dominion Resources                                      36,600       2,205,882
  FPL Group                                               38,000       2,414,900
                                                                     -----------
                                                                       4,620,782
                                                                     -----------
Total Common Stock (cost $102,126,002)                               116,178,655
                                                                     -----------
Convertible Preferred Stock - 6.09%
  Aerospace & Defense - 0.71%
  Northrop Grumman 7.25%                                  10,500       1,075,305
                                                                     -----------
                                                                       1,075,305
                                                                     -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Convertible Preferred Stock (continued)
Banking, Finance & Insurance - 3.35%
  Chubb 7.00%                                             15,000      $  412,500
  National Australia Bank Units 7.875%                    40,000       1,465,600
  Newell Financial Trust 5.25%                            52,600       2,386,725
  Travelers Property Casualty 4.50%                       32,200         766,682
                                                                      ----------
                                                                       5,031,507
                                                                      ----------
Environmental Services - 0.76%
  Allied Waste Industries 6.25%                           16,200       1,144,368
                                                                      ----------
                                                                       1,144,368
                                                                      ----------
Real Estate - 0.93%
  *Crescent Real Estate 6.75%                             62,600       1,402,240
                                                                      ----------
                                                                       1,402,240
                                                                      ----------
Transportation & Shipping - 0.34%
  Union Pacific Capital Trust 6.25%                        2,322         118,132
 +Union Pacific Capital Trust TIDES 144A 6.25%             7,818         397,741
                                                                      ----------
                                                                         515,873
                                                                      ----------
Total Convertible Preferred Stock
  (cost $9,134,779)                                                    9,169,293
                                                                      ----------
Preferred Stock - 4.78%
Cable, Media & Publishing - 0.27%
 *CSC Holdings 11.75%                                      3,775         399,206
                                                                      ----------
                                                                         399,206
                                                                      ----------
Real Estate - 3.46%
  Equity Inns Series B 8.75%                              37,000         986,050
  LaSalle Hotel Properties 10.25%                        113,200       3,141,315
  Ramco-Gershenson Properties 9.50%                       40,000       1,101,000
                                                                      ----------
                                                                       5,228,365
                                                                      ----------
Utilities - 1.05%
  Public Service Enterprise Group 10.25%                  27,200       1,577,600
                                                                      ----------
                                                                       1,577,600
                                                                      ----------
Total Preferred Stock (cost $6,472,996)                                7,205,171
                                                                      ----------
                                                       Principal
                                                    Amount (U.S.$)
Convertible Bonds - 6.77%
Automobiles & Automotive Parts - 0.26%
 +Tower Automotive 144A 5.00% 8/1/04                  $  400,000         396,000
                                                                      ----------
                                                                         396,000
                                                                      ----------
Computers & Technology - 0.37%
 +Mercury Interactive 144A 4.75% 7/1/07                  550,000         554,125
                                                                      ----------
                                                                         554,125
                                                                      ----------
Consumer Products - 0.11%
  Eastman Kodak 3.375% 10/15/33                          150,000         162,750
                                                                      ----------
                                                                         162,750
                                                                      ----------
Leisure, Lodging & Entertainment - 0.41%
 +Regal Entertainment 144A 3.75% 5/15/08                 550,000         620,125
                                                                      ----------
                                                                         620,125
                                                                      ----------
Miscellaneous - 0.19%
 +Tyco International Group 144A
    2.75% 1/15/18                                        250,000         291,250
                                                                      ----------
                                                                         291,250
                                                                      ----------

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)

Convertible Bonds (continued)
Real Estate - 2.02%
  Malan Realty Investors 9.50% 7/15/04               $ 1,755,000     $ 1,763,775
  Meristar Hospitality 9.50% 4/1/10                    1,100,000       1,274,625
                                                                     -----------
                                                                       3,038,400
                                                                     -----------
Retail - 1.78%
 +Gap 144A 5.75% 3/15/09                               1,825,000       2,675,906
                                                                     -----------
                                                                       2,675,906
                                                                     -----------
Telecommunications - 0.91%
 +Nextel Partners 144A 1.50% 11/15/08                    800,000       1,371,000
                                                                     -----------
                                                                       1,371,000
                                                                     -----------
Transportation & Shipping - 0.15%
 +Expressjet Holdings 144A 4.25% 8/1/23                  200,000         229,500
                                                                     -----------
                                                                         229,500
                                                                     -----------
Utilities - 0.57%
 +Centerpoint Energy 144A 3.75% 5/15/23                  800,000         853,000
                                                                     -----------
                                                                         853,000
                                                                     -----------
Total Convertible Bonds (cost $8,205,238)                             10,192,056
                                                                     -----------
Bonds - 38.55%
Aerospace & Defense - 0.36%
 +Armor Holdings 144A 8.25% 8/15/13                      500,000         535,000
                                                                     -----------
                                                                         535,000
                                                                     -----------
Automobiles & Automotive Parts - 1.16%
 +Advanced Accessory Systems 144A
    10.75% 6/15/11                                       200,000         217,000
 *General Motors 8.375% 7/15/33                          325,000         355,064
 +Metaldyne 144A 10.00% 11/1/13                          250,000         241,250
 +UIS 144A 9.375% 6/15/13                                875,000         936,250
 *[CHECK MARK]Venture Holdings Trust 12.00% 6/1/09       425,000           2,125
                                                                     -----------
                                                                       1,751,689
                                                                     -----------
Banking, Finance & Insurance - 1.14%
 +Crum & Forster 144A 10.375% 6/15/13                    325,000         355,875
 +Eircum Funding 144A 8.25% 8/15/13                      200,000         218,000
 +Farmers Exchange Capital 144A
    7.20% 7/15/48                                        350,000         306,445
  Finova Group 7.50% 11/15/09                            200,000         112,000
 +Poster Financial Group 144A
    8.75% 12/1/11                                        300,000         308,625
 *Qwest Capital Funding 5.875% 8/3/04                    225,000         226,125
  TIG Holdings 8.125% 4/15/05                            175,000         178,719
                                                                     -----------
                                                                       1,705,789
                                                                     -----------
Building & Materials - 1.78%
 +Beazer Homes USA 144A 6.50% 11/15/13                   100,000         100,000
  DR Horton 9.75% 9/15/10                                250,000         295,625
 +Lone Star Industries 144A 8.85% 6/15/05                300,000         314,625
  Schuler Homes 10.50% 7/15/11                           575,000         660,531
 *Standard Pacific 9.25% 4/15/12                         375,000         418,125
 *Technical Olympic USA 10.375% 7/1/12                   525,000         585,375
  WCI Communities 10.625% 2/15/11                        275,000         309,375
                                                                     -----------
                                                                       2,683,656
                                                                     -----------
Business Services - 0.21%
  Brickman Group 11.75% 12/15/09                         275,000         317,625
                                                                     -----------
                                                                         317,625
                                                                     -----------
Cable, Media & Publishing - 4.76%
  Charter Communications 10.75% 10/1/09                1,575,000       1,354,499

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)
Bonds (continued)
Cable, Media & Publishing (continued)
 *CSC Holdings 10.50% 5/15/16                        $  750,000       $  832,500
 +Hollinger 144A 11.875% 3/1/11                         200,000          220,000
*#Insight Communications 12.25% 2/15/10               1,050,000          838,688
 *Insight Midwest 10.50% 11/1/10                         50,000           54,750
 *Lodgenet Entertainment 9.50% 6/15/13                  575,000          628,188
 *Mediacom Broadband 11.00% 7/15/13                     600,000          646,500
 *PanAmSat 8.50% 2/1/12                                 425,000          464,313
  PEI Holdings 11.00% 3/15/10                           225,000          262,406
  Rogers Cable Systems 10.00% 3/15/05                   500,000          545,000
 +Sheridan Acquisition 144A
    10.25% 8/15/11                                      325,000          344,500
  Vertis
    10.875% 6/15/09                                     225,000          231,750
    13.50% 12/7/09                                      125,000          117,500
  XM Satellite Radio 12.00% 6/15/10                     550,000          616,000
                                                                      ----------
                                                                       7,156,594
                                                                      ----------
Chemicals - 1.87%
 *Huntsman International
    9.875% 3/1/09                                       250,000          269,375
    10.125% 7/1/09                                      350,000          350,875
#*+Johnsondiversey 144A 10.67% 5/15/13                  450,000          343,125
 *Lyondell Chemical 9.625% 5/1/07                       325,000          336,375
*+Rhodia SA 144A 8.875% 6/1/11                          775,000          689,750
  Solutia
   *6.72% 10/15/37                                      975,000          755,625
    11.25% 7/15/09                                       75,000           67,875
                                                                      ----------
                                                                       2,813,000
                                                                      ----------
Computers & Technology - 1.39%
 *Amkor Technologies 7.75% 5/15/13                      200,000          215,000
 *ChipPac International 12.75% 8/1/09                   150,000          167,250
  Cooperative Computing 10.50% 6/15/11                  225,000          245,250
  Lone Star Technologies 9.00% 6/1/11                   150,000          146,250
  Northern Telecom Capital 7.875% 6/15/26               900,000          886,500
 +Stratus Technologies 144A
    10.375% 12/1/08                                     425,000          437,750
                                                                      ----------
                                                                       2,098,000
                                                                      ----------
Consumer Products - 1.36%
 *American Greetings 11.75% 7/15/08                     610,000          710,650
*+Hines Nurseries 144A 10.25% 10/1/11                   200,000          217,500
  Jafra Cosmetics 10.75% 5/15/11                        350,000          376,250
 *Remington Arms 10.50% 2/1/11                          225,000          235,125
  Salton 10.75% 12/15/05                                500,000          515,000
                                                                      ----------
                                                                       2,054,525
                                                                      ----------
Consumer Services - 0.49%
 *Alderwoods Group 12.25% 1/2/09                        475,000          534,375
  Corrections Corporation of America
    *7.50% 5/1/11                                        50,000           52,625
    +144A 7.50% 5/1/11                                  150,000          157,875
                                                                      ----------
                                                                         744,875
                                                                      ----------
Energy - 2.24%
 *Bluewater Finance 10.25% 2/15/12                      325,000          332,313
 *Citgo Petroleum 11.375% 2/1/11                        475,000          550,999
*+Dynegy Holdings 144A 10.125% 7/15/13                  900,000          996,749
  Hanover Equipment Trust 8.50% 9/1/08                  250,000          256,250
 +Hilcorp Energy/Finance 144A
    10.50% 9/1/10                                       225,000          246,375
 +Massey Energy 144A 6.625% 11/15/10                    300,000          304,500

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)

Bonds (continued)
Energy (continued)
  Petro Gas Services
    8.00% 11/5/06                                    $   35,159       $   35,863
   *10.00% 11/5/10                                      254,910          268,930
 *Sonat 7.625% 7/15/11                                  175,000          152,250
 *Transcontinental Gas Pipeline
    6.25% 1/15/08                                       225,000          233,438
                                                                      ----------
                                                                       3,377,667
                                                                      ----------
Environmental Services - 0.58%
 *Casella Waste 9.75% 2/1/13                            225,000          253,125
  IESI 10.25% 6/15/12                                   575,000          626,750
                                                                      ----------
                                                                         879,875
                                                                      ----------
Food, Beverage & Tobacco - 2.75%
  B&G Foods 9.625% 8/1/07                               725,000          750,375
 +Commonwealth Brands 144A
    10.625% 9/1/08                                      625,000          678,125
 *DiGiorgio Foods 10.00% 6/15/07                        475,000          450,063
 +Le-Natures 144A 9.00% 6/15/13                         300,000          312,000
 +National Beef Packing 144A
    10.50% 8/1/11                                       475,000          522,500
*+Pinnacle Foods 144A 8.25% 12/1/13                   1,025,000        1,055,749
 +Seminis Vegtable 144A 10.25% 10/1/13                  350,000          373,188
                                                                      ----------
                                                                       4,142,000
                                                                      ----------
Foreign Government - 0.21%
  Republic of Peru 8.75% 11/21/33                       325,000          322,238
                                                                      ----------
                                                                         322,238
                                                                      ----------
Healthcare & Pharmaceuticals - 0.60%
 *Alliance Imaging 10.375% 4/15/11                      325,000          338,813
  Team Health 12.00% 3/15/09                            525,000          570,937
                                                                      ----------
                                                                         909,750
                                                                      ----------
Industrial Machinery - 0.21%
 *Foster Wheeler 6.75% 11/15/05                         525,000          315,000
                                                                      ----------
                                                                         315,000
                                                                      ----------
Leisure, Lodging & Entertainment - 1.43%
 +Gaylord Entertainment 144A
    8.00% 11/15/13                                      275,000          287,375
 +Hard Rock Hotel 144A 8.875% 6/1/13                    300,000          318,000
  Herbst Gaming 10.75% 9/1/08                           325,000          365,625
 +Host Marriott 144A 7.125% 11/1/13                     125,000          124,375
 +Imax 144A 9.625% 12/1/10                              300,000          312,000
  Royal Caribbean Cruises
    6.875% 12/1/13                                      175,000          175,438
    7.50% 10/15/27                                      600,000          575,250
                                                                      ----------
                                                                       2,158,063
                                                                      ----------
Metals & Mining - 0.34%
 *AK Steel 7.75% 6/15/12                                350,000          238,000
 *United States Steel 10.75% 8/1/08                     250,000          279,375
                                                                      ----------
                                                                         517,375
                                                                      ----------
Packaging & Containers - 1.00%
 *AEP Industries 9.875% 11/15/07                        275,000          275,000
  Portola Packaging 10.75% 10/1/05                      175,000          174,125
 *Radnor Holdings 11.00% 3/15/10                        300,000          275,250
 +Silgan Holdings 144A 6.75% 11/15/13                   425,000          427,125
 +Tekni-Plex 144A 8.75% 11/15/13                        350,000          359,625
                                                                      ----------
                                                                       1,511,125
                                                                      ----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)
Bonds (continued)
Paper & Forest Products - 2.24%
  Ainsworth Lumber
   *12.50% 7/15/07                                    $  475,000      $  553,375
    13.875% 7/15/07                                      100,000         115,500
Consolidated Container 10.125% 7/15/09                   475,000         287,375
  Georgia Pacific
    8.125% 6/15/23                                       350,000         345,625
   *8.625% 4/30/25                                       275,000         280,500
    9.875% 11/1/21                                       225,000         234,000
 +Millar Western 144A 7.75% 11/15/13                     625,000         638,280
  Pacifica Papers 10.00% 3/15/09                         175,000         185,938
  Smurfit Capital 7.50% 11/20/25                         575,000         552,000
  Tembec Industries 8.625% 6/30/09                       175,000         174,563
                                                                      ----------
                                                                       3,367,156
                                                                      ----------
Real Estate - 0.26%
  Tanger Properties 9.125% 2/15/08                       350,000         384,125
                                                                      ----------
                                                                         384,125
                                                                      ----------
Restaurants - 0.46%
  Avado Brands 9.75% 6/1/06                              230,000         100,050
 *Denny's 12.75% 9/30/07                                 250,000         258,750
 +O'Charleys 144A 9.00% 11/1/13                          325,000         327,438
                                                                      ----------
                                                                         686,238
                                                                      ----------
Retail - 0.87%
 *J Crew 10.375% 10/15/07                                485,000         503,188
 *Office Depot 10.00% 7/15/08                            480,000         576,000
  Petco Animal Supplies 10.75% 11/1/11                   195,000         231,075
                                                                      ----------
                                                                       1,310,263
                                                                      ----------
Telecommunications - 2.78%
 +Alaska Communications Systems
    144A 9.875% 8/15/11                                  500,000         527,499
 +American Tower 144A 7.25% 12/1/11                      300,000         302,250
*+Centennial Cellular Operating 144A
    10.125% 6/15/13                                      475,000         503,500
 +Cincinnati Bell 144A
    7.25% 7/15/13                                        225,000         235,125
    8.375% 1/15/14                                       125,000         131,563
  Crown Castle International
   *10.75% 8/1/11                                        200,000         225,000
   +144A 7.50% 12/1/13                                   250,000         248,750
 +Level 3 Finance 144A 10.75% 10/15/11                   375,000         393,750
 +MetroPCS 144A 10.75% 10/1/11                           400,000         392,000
  Nextel Partners 12.50% 11/15/09                        150,000         174,000
*+Qwest Services 144A 13.50% 12/15/10                    350,000         413,438
 *Time Warner Telecommunications
    9.75% 7/15/08                                        425,000         431,375
  Western Wireless 9.25% 7/15/13                         200,000         209,000
                                                                      ----------
                                                                       4,187,250
                                                                      ----------
Textiles, Apparel & Furniture - 0.34%
 +Warnaco 144A 8.875% 6/15/13                            500,000         510,000
                                                                      ----------
                                                                         510,000
                                                                      ----------
Transportation & Shipping - 2.03%
  Hornbeck Offshore Services
    10.625% 8/1/08                                       250,000         275,625
  Kansas City Southern Railway
    9.50% 10/1/08                                        425,000         478,656
  Ocean Rig Norway 10.25% 6/1/08                         325,000         297,375
 +OMI 144A 7.625% 12/1/13                                300,000         303,000

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)

Bonds (continued)
Transportation & Shipping (continued)
  Overseas Shipholding Group
    8.25% 3/15/13                                    $   475,000     $   508,844
 +Seabulk International 144A
    9.50% 8/15/13                                        500,000         523,750
  Stena AB 9.625% 12/1/12                                600,000         672,000
                                                                     -----------
                                                                       3,059,250
                                                                     -----------
Utilities - 5.69%
 +Allegheny Energy Supply Statutory Trust
    2001 144A Series A 10.25% 11/15/07                   385,000         400,400
  Aquila 7.95% 2/1/11                                    300,000         321,000
 *Avista 9.75% 6/1/08                                    500,000         587,500
  Calpine
    8.25% 8/15/05                                        200,000         188,000
   +144A 8.75% 7/15/13                                   600,000         556,500
   *10.50% 5/15/06                                       550,000         514,250
  Cogentrix Energy 8.75% 10/15/08                        425,000         430,844
  Edison Mission 9.875% 4/15/11                          200,000         203,000
  El Paso Natural Gas
    7.625% 8/1/10                                        325,000         328,250
   *7.875% 6/15/12                                       300,000         265,500
  Elwood Energy 8.159% 7/5/26                            165,449         168,137
 +Gemstone Investor 144A
    7.71% 10/31/04                                       225,000         226,406
  Homer City Fund 8.137% 10/1/19                         200,000         211,750
  Illinois Power 7.50% 6/15/09                           500,000         545,000
 *Midland Funding II 11.75% 7/23/05                      160,377         174,009
  Midwest Generation 8.30% 7/2/09                        500,000         510,000
[CHECK MARK]Mirant Americas Generation
    7.625% 5/1/06                                        400,000         340,000
*+MSW Energy Holdings/Finance II 144A
    7.375% 9/1/10                                        300,000         310,500
  Orion Power Holdings 12.00% 5/1/10                     375,000         438,750
  PSEG Energy Holdings 7.75% 4/16/07                     250,000         259,063
 +Reliant Resource 144A 9.50% 7/15/13                    250,000         253,750
  Southern Natural Gas 8.875% 3/15/10                    200,000         221,500
  Tennessee Gas Pipeline 8.375% 6/15/32                  350,000         366,625
 +USGen New England 144A 7.459% 1/2/15                   250,000         110,923
 *Williams Companies 8.125% 3/15/12                      575,000         623,874
                                                                     -----------
                                                                       8,555,531
                                                                     -----------
Total Bonds
  (cost $55,940,450)                                                  58,053,659
                                                                     -----------
Municipal Bonds - 0.17%
  New Jersey Economic Development
    Authority Continental Airlines Project
    6.25% 9/15/29                                        300,000         255,339
                                                                     -----------
Total Municipal Bonds (cost $254,422)                                    255,339
                                                                     -----------
                                                        Number of
                                                          Shares
Warrants - 0.13%
+++Solutia 144A                                              650          12,025
 ++XM Satellite Radio                                        100         180,000
                                                                     -----------
Total Warrants (cost $75,794)                                            192,025
                                                                     -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                    Amount (U.S.$) Value (U.S.$)
Short-Term Securities - 3.16%
**U.S. Treasury Bills 0.905% 1/8/04                 $ 4,765,000   $   4,760,624
                                                                  -------------
Total Short-Term Securities
  (cost $4,760,624)                                                   4,760,624
                                                                  -------------

Total Market Value of Securities Before
  Securities Lending Collateral- 136.80%
  (cost $186,970,305)                                               206,006,822
                                                                  -------------

Securities Lending Collateral*** - 13.08%
Short-Term Investments
  ABN AMRO Bank Chicago
    1.06% 6/07/04                                       748,078         748,039
  ABN AMRO Bank Tokyo 1.10% 1/13/04                     213,742         213,742
  Allied Irish Dublin 1.12% 1/20/04                     854,951         854,968
  Credit Suisse First Boston
    1.60% 12/13/04                                      854,968         854,968
  Deutsche Bank Financial
    1.071% 1/16/04                                      855,109         855,270
  FHLMC 1.12% 1/15/04                                   482,769         484,016
  FNMA 1.035% 1/29/04                                 5,343,755       5,343,482
  General Electric Capital
    1.13% 10/04/04                                      320,892         321,439
  Goldman Sachs Group LP
    1.193% 12/15/03                                     748,090         748,097
  HBOS Treasury Services PLC
    1.09%12/12/03                                       854,961         854,968
  Keybank NA 1.146% 1/26/04                             427,554         427,698
  Marsh & McLennan 1.291% 6/15/04                       549,796         565,446
  Merrill Lynch Mortgage Capital
    1.163% 12/08/03                                     854,968         854,968
  Morgan Stanley Dean Witter
    1.10% 12/01/03                                    3,576,574       3,576,574
    1.22% 12/28/04                                      213,395         213,742
    1.30% 3/19/04                                       534,011         534,355
  Swiss Re Financial 1.103% 1/15/04                     533,597         532,869
  Wachovia Bank NA 1.127% 11/15/04                      854,985         855,729
  Wilmington Trust 1.11% 1/22/04                        854,951         854,968
                                                                  -------------
Total Securities Lending Collateral
  (cost $19,695,338)                                                 19,695,338
                                                                  -------------



Total Market Value of Securities - 149.88%
  (cost $206,665,643)                                             $ 225,702,160
Obligation to Return Securities
  Lending Collateral - (13.08%)***                                  (19,695,338)
Commercial Paper Payable
  (par $55,000,000) - (36.46%)                                      (54,898,141)
Liabilities Net of Receivables and
  Other Assets - (0.34%)                                               (513,764)
                                                                  -------------
Net Assets Applicable to 12,876,300
  Shares Outstanding; Equivalent
  to $11.70 per share - 100.00%                                   $ 150,594,917
                                                                  =============

Components of Net Assets at November 30, 2003:
Common stock, $0.01 par value,
  500,000,000 shares authorized to the Fund                       $ 172,861,161
Treasury stock, 1,430,700 shares at cost                            (17,411,619)
Accumulated net realized loss on investments                        (23,891,142)
Net unrealized appreciation of investments                           19,036,517
                                                                  -------------
Total net assets                                                  $ 150,594,917
                                                                  =============

 ++Non-income producing security for the year ended November 30, 2003.
[CHECK MARK]Non-income producing security. Security is currently in default.
  +Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 8 in "Notes to Financial Statements."
  #Step coupon bond.
  *Fully or partially on loan.
 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
***See Note 7 in "Notes to Financial Statements."
+++Includes $19,339,198 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
TIDES - Term Income Deferred Equity Securities

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF OPERATIONS              Year Ended November 30, 2003


Investment Income:
  Interest                                             $6,241,858
  Dividends                                             5,106,615
  Securities lending income                                38,405   $11,386,878
                                                       ----------   -----------

Expenses:
  Management fees                                       1,052,526
  Commercial paper fees                                   116,680
  Accounting and administration expenses                   95,916
  Reports to shareholders                                  61,420
  Professional fees                                        52,679
  Transfer agent fees                                      46,680
  NYSE fees                                                35,040
  Custodian fees                                           14,040
  Directors' fees                                          10,880
  Other                                                    32,620
                                                       ----------
  Total operating expenses (before interest expense)                  1,518,481
  Interest expense                                                      715,597
                                                                    -----------
  Total operating expenses (after interest expense)                   2,234,078
  Less expenses paid indirectly                                          (3,276)
                                                                    -----------
  Total expenses                                                      2,230,802
                                                                    -----------
Net Investment Income                                                 9,156,076
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                   (1,708,967)
  Net change in unrealized appreciation/depreciation of
    investments                                                      27,267,999
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      25,559,032
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $34,715,108
                                                                    ===========

See accompanying notes

Statements                   Delaware Investments Dividend and Income Fund, Inc.
  OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                   11/30/03             11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                          $  9,156,076         $  8,177,813
  Net realized loss on investments                                                                 (1,708,967)         (15,574,367)
  Net change in unrealized appreciation/depreciation of investments                                27,267,999            7,232,078
                                                                                                 ------------         ------------
  Net increase (decrease) in net assets resulting from operations                                  34,715,108             (164,476)
                                                                                                 ------------         ------------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                            (9,189,360)          (8,496,926)
  Return of capital                                                                                (5,490,473)         (10,496,508)
                                                                                                 ------------         ------------
                                                                                                  (14,679,833)         (18,993,434)
                                                                                                 ------------         ------------
Net Increase (Decrease) in Net Assets                                                              20,035,275          (19,157,910)

Net Assets:
  Beginning of year                                                                               130,559,642          149,717,552
                                                                                                 ------------         ------------
  End of year                                                                                    $150,594,917         $130,559,642
                                                                                                 ============         ============

See accompanying notes


Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF CASH FLOWS              Year Ended November 30, 2003

Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                                                  $ 34,715,108
                                                                                                                      ------------
  Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
    Amortization of premium and discount on investments                                                                   (955,414)
    Net proceeds from investment transactions                                                                            3,274,043
    Net realized loss on investment transactions                                                                         1,708,967
    Change in net unrealized appreciation/depreciation of investments                                                  (27,267,999)
    Decrease in receivable for investments sold                                                                          2,595,349
    Increase in interest and dividends receivable                                                                         (242,374)
    Increase in distribution payable                                                                                     1,030,173
    Decrease in payable for investments purchased                                                                         (519,058)
    Decrease in interest payable                                                                                           (35,960)
    Increase in accrued expenses and other liabilities                                                                       9,970
                                                                                                                      ------------
  Total adjustments                                                                                                    (20,402,303)
                                                                                                                      ------------
Net cash provided by operating activities                                                                               14,312,805
                                                                                                                      ------------

Cash Flows Used for Financing Activities:
  Cash provided by issuance of commercial paper                                                                        246,304,977
  Repayment of commercial paper upon maturity                                                                         (246,248,443)
  Cash dividends and distributions paid                                                                                (14,679,833)
                                                                                                                      ------------
Net cash used for financing activities                                                                                 (14,623,299)
                                                                                                                      ------------
Net decrease in cash                                                                                                      (310,494)
Cash at beginning of year                                                                                                  246,912
                                                                                                                      ------------
Cash (overdraft) at end of year                                                                                       $    (63,582)
                                                                                                                      ============

Cash paid for interest                                                                                                $    751,557
                                                                                                                      ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Investments Dividend and Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                 11/30/03   11/30/02(3)   11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                              $10.140     $11.630      $11.590     $13.000      $16.230

Income (loss) from investment operations:
Net investment income(4)                                            0.711       0.635        0.617       0.803        0.939
Net realized and unrealized gain (loss) on investments              1.989      (0.650)       0.923      (0.713)      (1.914)
                                                                  -------     -------      -------     -------      -------
Total from investment operations                                    2.700      (0.015)       1.540       0.090       (0.975)
                                                                  -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                              (0.714)     (0.660)      (0.617)     (0.803)      (0.939)
Net realized gain on investments                                       --          --       (0.080)     (0.560)      (1.316)
Return of capital                                                  (0.426)     (0.815)      (0.803)     (0.137)          --
                                                                  -------     -------      -------     -------      -------
Total dividends and distributions                                  (1.140)     (1.475)      (1.500)     (1.500)      (2.255)
                                                                  -------     -------      -------     -------      -------

Net asset value, end of period                                    $11.700     $10.140      $11.630     $11.590      $13.000
                                                                  =======     =======      =======     =======      =======

Market value, end of period                                       $11.840     $10.020      $13.850     $11.875      $11.250
                                                                  =======     =======      =======     =======      =======

Total return based on:(1)
Market value                                                       30.20%     (18.98%)      30.20%      19.78%      (26.53%)
Net asset value                                                    27.13%      (2.36%)      12.02%       1.17%       (7.80%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $150,595    $130,560     $149,718    $149,292     $185,985
Ratio of expenses to average net assets                             1.63%       1.86%        2.77%       3.02%        2.34%
Ratio of expenses to adjusted
average net assets (before interest expense)(2)                     0.79%       0.80%        0.83%       0.71%        0.77%
Ratio of interest expense to adjusted average net assets(2)         0.37%       0.54%        1.22%       1.58%        1.08%
Ratio of net investment income to average net assets                6.70%       5.69%        5.07%       6.45%        6.34%
Ratio of net investment income to adjusted average net assets(2)    4.78%       4.12%        3.75%       4.88%        5.03%
Portfolio turnover                                                   175%        107%          61%         47%          55%

Leverage analysis:
Debt outstanding (at par) at end of period (000 omitted)          $55,000     $55,000      $55,000     $55,000      $55,000
Average daily balance of debt outstanding (000 omitted)           $54,882     $54,857      $54,724     $54,463      $54,567
Average daily balance of shares outstanding (000 omitted)          12,876      12,876       12,876      13,744       14,307
Average debt per share                                             $4.262      $4.260       $4.250      $3.963       $3.814
Asset coverage per $1,000 of debt outstanding at end of period     $3,743      $3,379       $3,730      $3,738       $4,401

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per shares of $0.025, an increase in net realized and unrealized gain (loss) per share of $0.025, a decrease in the ratio of net investment income to average net assets of 0.22%, and a decrease in the ratio of net investment income to adjusted net assets of 0.16%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes

Notes                        Delaware Investments Dividend and Income Fund, Inc.
  TO FINANCIAL STATEMENTS    November 30, 2003

Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains, and, if necessary, a return of capital. Effective September 1, 2003, the current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings -- The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 6).

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $3,276 for the year ended November 30, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                           $18,567
Accounting, administration and
  other expenses payable to DSC                                     11,401
Other expense payable to DMC and affiliates*                        28,127

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, stock exchange fees, custodian fees and directors fees.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $312,330,161 and sales of $316,857,252 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $186,754,577. At November 30, 2003, the net unrealized appreciation was $19,252,245, of which $29,180,798 related to unrealized appreciation of investments and $9,928,553 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax

Notes                        Delaware Investments Dividend and Income Fund, Inc.
  TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information (continued) character of dividends and distributions paid during the years ended November 30, 2003 and 2002 were as follows:

                                                        2003           2002
Ordinary income                                     $ 9,189,360    $ 8,496,926
Return of capital                                     5,490,473     10,496,508
                                                    -----------    -----------
Total                                               $14,679,833    $18,993,434
                                                    ===========    ===========

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                     $155,449,542
Capital loss carryforwards                                         (24,106,870)
Unrealized appreciation of investments                              19,252,245
                                                                  ------------
Net assets                                                        $150,594,917
                                                                  ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,557,294 expires in 2009, $15,759,675 expires in 2010 and $1,789,901 expires in 2011.

5. Capital Stock
The Fund did not have any transactions in common shares during the year ended November 30, 2003.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. Commercial Paper
As of November 30, 2003, $55,000,000 (par value) of commercial paper was outstanding with an amortized cost of $54,898,141. The weighted average discount rate of commercial paper outstanding at November 30, 2003 was 1.17%. The average daily balance of commercial paper outstanding during the year ended November 30, 2003 was $54,882,329 at a weighted average discount rate of 1.29%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000 with a scheduled termination date of January 6, 2005. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. For the year ended November 30, 2003, the Fund was charged a commitment fee of $45,000, which is included in "commercial paper fees" on the Statement of Operations. During the year ended November 30, 2003, there were no borrowings under this arrangement.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements.

Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of securities on loan was $19,339,198, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Credit and Market Risks
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Rating Group and/or Ba or lower by Moody's Investor's Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2003. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

Notes                        Delaware Investments Dividend and Income Fund, Inc.
  TO FINANCIAL STATEMENTS (CONTINUED)

9. Tax Information (Unaudited) (continued)
For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

   (A)                 (B)
 Long-Term          Ordinary          (C)
Capital Gains        Income        Return of         Total             (D)
Distributions     Distributions     Capital       Distribution      Qualifying
 (Tax Basis)       (Tax Basis)    (Tax Basis)     (Tax Basis)      Dividends(1)
-------------     -------------   -----------     ------------     ------------
    --                 63%            37%            100%              25%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deductions.

For the fiscal year ended November 30, 2003 certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate $1,665,421 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

10. Proxy Results (Unaudited)
The Fund held its Annual Meeting of Shareholders on August 14, 2003.
At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                               Shares          Shares             Shares
Nominee                      Voted For      Voted Against      Voted Abstain
--------------------------------------------------------------------------------
Jude T. Driscoll             11,536,093        140,867              --
--------------------------------------------------------------------------------
David K. Downes              11,540,950        136,010              --
--------------------------------------------------------------------------------
Walter P. Babich             11,523,777        153,183              --
--------------------------------------------------------------------------------
John H. Durham               11,541,247        135,713              --
--------------------------------------------------------------------------------
John A. Fry                  11,536,078        140,882              --
--------------------------------------------------------------------------------
Anthony D. Knerr             11,535,935        141,025              --
--------------------------------------------------------------------------------
Ann R. Leven                 11,535,064        141,896              --
--------------------------------------------------------------------------------
Thomas F. Madison            11,541,410        135,550              --
--------------------------------------------------------------------------------
Janet L. Yeomans             11,535,174        141,786              --
--------------------------------------------------------------------------------

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. at November 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
January 16, 2004

Delaware Investments Family of Funds
  BOARD OF DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Directors which has oversight responsibility for the management of a fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund Directors, in particular, are advocates for shareholder interests. The following is a list of the Directors/Officers and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street           Director(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Director since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Director            15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Director            24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Director(4)          2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Director            10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Director             14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Director             9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Director             4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

   Decenber 19, 1999

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President     7 Years          Mr. Bishof has served in         101            None
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor.
(2) Mr. Driscoll is considered to be an "Interested Director" because he is an executive officer of the Fund's manager.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

Delaware                                                DDF
Investments(SM)                                         List
--------------------------------------                  NYSE
A member of Lincoln Financial Group(R)       THE NEW YORK STOCK EXCHANGE

This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors                      Affiliated Officers                     Contact Information
Jude T. Driscoll                        Joseph H. Hastings                      Investment Manager
Chairman                                Executive Vice President and            Delaware Management Company
Delaware Investments Family of Funds    Chief Financial Officer                 Philadelphia, PA
Philadelphia, PA                        Delaware Investments Family of Funds
                                        Philadelphia, PA                        International Affiliate
Walter P. Babich                                                                Delaware International Advisers Ltd.
Board Chairman                          Richelle S. Maestro                     London, England
Citadel Construction Corporation        Senior Vice President,
King of Prussia, PA                     Chief Legal Officer and Secretary       Principal Office of the Fund
                                        Delaware Investments Family of Funds    2005 Market Street
John H. Durham                          Philadelphia, PA                        Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                      Michael P. Bishof                       Independent Auditors
                                        Senior Vice President and Treasurer     Ernst & Young LLP
John A. Fry                             Delaware Investments Family of Funds    2001 Market Street
President                               Philadelphia, PA                        Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                   Registrant and Stock Transfer Agent
                                                                                Mellon Investor Services, LLC
Anthony D. Knerr                                                                Overpeck Centre
Managing Director                                                               85 Challenger Road
Anthony Knerr & Associates                                                      Ridgefield, NJ 07660
New York, NY                                                                    800 851-9677

Ann R. Leven+                                                                   For Securities Dealers and Financial
Former Treasurer/Chief Fiscal Officer                                           Institutions Representatives Only
National Gallery of Art                                                         800 362-7500
Washington, DC
                                                                                Web site
Thomas F. Madison+                                                              www.delawareinvestments.com
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President/Mergers & Acquisitions                                             ----------------------------------------
3M Corporation                                                                    Your Reinvestment Options
St. Paul, MN                                                                      Delaware Investments Dividend and Income
--------------------------------------------------------------------------------  Fund, Inc. offers an automatic dividend
A description of the policies and procedures that the Fund uses to determine how  reinvestment program. If you would like
to vote proxies (if any) relating to portfolio securities is available without    to reinvest dividends, and shares are
charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at   registered in your name, contact Mellon
http://www.delawareinvestments.com; and (iii) on the Commission's website at      Investor Services, LLC at 800 851-9677.
http://www.sec.gov.; and beginning no later than August 31, 2004, information     You will be asked to put your request in
(if any) regarding how the Fund voted proxies relating to portfolio securities    writing. If you have shares registered
during the most recent 12-month period ended June 30 is available without charge  in "street" name, contact the
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii)    broker/dealer holding the shares or your
on the Commission's website at http://www.sec.gov.                                financial advisor.
--------------------------------------------------------------------------------  ----------------------------------------

+Audit Committee Member

(8458)                                                        Printed in the USA
AR-DDF [11/03] IVES 1/04                                         J9519 EXP: 1/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.


Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:  Delaware Investments Dividend and Income Fund, Inc.

JUDE T. DRISCOLL
---------------------------
By:    Jude T. Driscoll
       --------------------
Title: Chairman
Date:  2/2/04
       --------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
------------------------------------
By:    Jude T. Driscoll
       -----------------------------
Title: Chairman
Date:  2/2/04
       -----------------------------


JOSEPH H. HASTINGS
------------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer
Date:  2/2/04
       -----------------------------